EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                        PERIOD ENDING SEPTEMBER 30, 2002

The information which is required to be prepared with respect to the Payment Date of October 21, 2002, and with respect to the performance of the Trust during the period of September 1, 2002 through September 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A
        Noteholder ...............................................................................             $              --
                                                                                                                --------------------

   2.  The amount of distribution in respect to principal payment to the Class B
        Noteholder ...............................................................................             $              --
                                                                                                                --------------------

   3.  The amount of distribution in respect to principal payment to the Class C
        Noteholder ...............................................................................             $              --
                                                                                                                --------------------

   4.  The amount of distribution in respect to principal payment to the Class D
        Noteholder ...............................................................................             $              --
                                                                                                                --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to the Class A
        Monthly Interest .........................................................................             $         1.71361
                                                                                                                --------------------

   2.  The amount of distribution in respect to the Class B
        Monthly Interest .........................................................................             $         2.04083
                                                                                                                --------------------

   3.  The amount of distribution in respect to the Class C
        Monthly Interest .........................................................................             $         2.64361
                                                                                                                --------------------

   4.  The amount of distribution in respect to the Class D
        Monthly Interest .........................................................................             $         4.15056
                                                                                                                --------------------

III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

   1.  The total amount of distribution in respect to the Class A
        Noteholder ...............................................................................             $         1.71361
                                                                                                                --------------------

   2.  The total amount of distribution in respect to the Class B
        Noteholder ...............................................................................             $         2.04083
                                                                                                                --------------------

   3.  The total amount of distribution in respect to the Class C
        Noteholder ...............................................................................             $         2.64361
                                                                                                                --------------------

   4.  The total amount of distribution in respect to the Class D
        Noteholder ...............................................................................             $         4.15056
                                                                                                                --------------------

IV. Information regarding the performance of the Advanta Business Card Master
Trust

   1.  The aggregate amount of such Collections with respect to Principal
        Receivables for the Monthly Period preceding such
        Payment Date .............................................................................             $  401,945,097.28
                                                                                                                --------------------

   2.  The aggregate amount of such Collections with respect to
        Finance Charge and Administrative Receivables for the
        Monthly Period preceding such Payment Date ...............................................             $   47,896,340.36
                                                                                                                --------------------

   3.  Recoveries for the preceding Monthly Period ...............................................             $    3,471,228.22
                                                                                                                --------------------

   4.  The Defaulted Amount for the preceding Monthly Period .....................................             $   17,432,949.79
                                                                                                                --------------------

   5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
        is the average Receivables for the preceding Monthly Period ..............................                          7.58%
                                                                                                                --------------------

   6.  The total amount of Principal Receivables in the trust at the beginning
        of the preceding Monthly Period ..........................................................             $2,155,058,719.59
                                                                                                                --------------------

   7.  The total amount of Principal Receivables in the trust as of the last day
        of the preceding Monthly Period ..........................................................             $2,164,524,113.19
                                                                                                                --------------------

   8.  The total amount of Finance Charge and Administrative Receivables
        in the Trust at the beginning of the preceding Monthly Period ............................             $   49,717,285.04
                                                                                                                --------------------

   9.  The total amount of Finance Charge and Administrative Receivables
        in the Trust as of the last day of the preceding Monthly Period ..........................             $   50,785,819.24
                                                                                                                --------------------

   10.  The aggregated Adjusted Invested Amounts of all Series of Notes
         outstanding as of the last day of the preceding Monthly Period ..........................             $1,766,818,063.00
                                                                                                                --------------------

   11.  The Transferor Interest as of the last day of the
         preceding Monthly Period ................................................................             $  397,706,050.19
                                                                                                                --------------------

   12.  The Transferor Percentage as of the last day of the
          preceding Monthly Period ...............................................................                         18.37%
                                                                                                                --------------------

   13.  The Required Transferor Percentage .......................................................                          7.00%
                                                                                                                --------------------

   14.  The monthly principal payment rate for the preceding Monthly Period ......................                        18.651%
                                                                                                                --------------------

   15.  The balance in the Excess Funding Account as of the last
          day of the preceding  Monthly Period ...................................................             $             --
                                                                                                                --------------------

   16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                           Percentage            Aggregate
                                                                            of Total              Account
                                                                           Receivables            Balance

                       (a) Delinquent between 30 days and 59 days             1.993%           $ 44,157,535.69
                       (b) Delinquent between 60 days and 89 days             1.719%           $ 38,075,012.71
                       (c) Delinquent between 90 days and 119 days            1.210%           $ 26,795,653.07
                       (d) Delinquent between 120 days and 149 days           0.941%           $ 20,842,966.62
                       (e) Delinquent between 150 days and 179 days           0.857%           $ 18,989,904.90
                       (f) Delinquent 180 days or greater                     0.000%           $      3,225.12
                                                                              -----            ---------------
                       (e) Aggregate                                          6.720%           $148,864,298.11
                                                                              =====            ===============



V.  Information regarding Series 2000-B

   1.  The amount of Principal Receivables in the Trust  represented by the Invested
        Amount of Series 2000-B as of the last day of the related
        Monthly Period..........................................................                               $  600,000,000.00
                                                                                                                --------------------

   2.  The amount of Principal Receivables in the Trust represented by the
        Adjusted Invested Amount of Series 2000-B on the last day of the
        related Monthly Period..................................................                               $  600,000,000.00
                                                                                                                --------------------
                                                                                                   NOTE
                                                                                                  FACTORS

   3.  The amount of Principal Receivables in the Trust represented by the
        Class A Note Principal Balance on the last day of the
        related Monthly Period  ................................................                   1.0000      $  480,000,000.00
                                                                                                                --------------------

   4.  The amount of Principal Receivables in the Trust represented by the
        Class B Note Principal Balance on the last day of the
        related Monthly Period  ................................................                   1.0000      $   57,000,000.00
                                                                                                                --------------------

   5.  The amount of Principal Receivables in the Trust represented by the
        Class C Note Principal Balance on the last day of the
        related Monthly Period  ................................................                   1.0000      $   42,000,000.00
                                                                                                                --------------------

   6.  The amount of Principal Receivables in the trust represented by the
        Class D Note Principal Balance on the last day of the
        related Monthly Period  ................................................                   1.0000      $   21,000,000.00
                                                                                                                --------------------

   7.  The Floating Investor Percentage with respect to the period:

       September 1, 2002 through September 25, 2002 ...........................                                       27.8414688%
                                                                                                                --------------------
       September 26, 2002 through September 30, 2002 ..........................                                       27.4420309%
                                                                                                                --------------------

   8.  The Fixed Investor Percentage with respect to the period:

       September 1, 2002 through September 25, 2002 ..........................                                               N/A
                                                                                                                --------------------
       September 26, 2002 through September 30, 2002 .........................                                               N/A
                                                                                                                --------------------

   9. The amount of Investor Principal Collections
      applicable to Series 2000-B ...........................................                                   $  111,596,410.17
                                                                                                                --------------------

   10a.  The amount of Available Finance Charge Collections on deposit in the Collection Account on the related
         Payment Date .......................................................                                  $   10,178,367.26
                                                                                                                --------------------

10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
       pursuant to Section 8.04(a) of the Master Indenture ............                                        $    3,137,490.23
                                                                                                                --------------------

11.  The Investor Default Amount for the related Monthly Period .......                                        $    4,801,078.70
                                                                                                                --------------------

12.  The Monthly Servicing Fee for the related Monthly Period .........                                        $    1,000,000.00
                                                                                                                --------------------

13.  Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period ..........                                                    26.63%
                                                                                                                --------------------

            b. The default rate for the related Monthly Period ........                                                     9.60%
                                                                                                                --------------------

            c. The Net Portfolio Yield for the related Monthly Period .                                                    17.03%
                                                                                                                --------------------

            d.  The Base Rate for the related Monthly Period ..........                                                     4.27%
                                                                                                                --------------------

            e.  The Excess Spread Percentage for
                 the related Monthly Period ...........................                                                    12.76%
                                                                                                                --------------------

            f.  The Quarterly Excess Spread Percentage for
                 the related Monthly Period ...........................                                                    12.20%
                                                                                                                --------------------

                        I) Excess Spread Percentage related to Sep-02                                                      12.76%
                                                                                                                --------------------

                        ii) Excess Spread Percentage related to Aug-02                                                     12.41%
                                                                                                                --------------------

                        iii) Excess Spread Percentage related to Jul-02                                                    11.43%
                                                                                                                --------------------

14.  Floating Rate Determinations:

   LIBOR for the Interest Period from September 20 through
    and including October 20, 2002 ....................................                                                  1.82000%
                                                                                                                --------------------

15.  Principal Funding Account

            a.  The amount on deposit in the Principal
                Funding Account on the related Payment Date
                (after taking into consideration deposits and
                withdraws for the related Payment Date) ...............                                        $              --
                                                                                                                --------------------

            b.  The Accumulation Shortfall with respect
                to the related Monthly Period .........................                                        $              --
                                                                                                                --------------------

            c.  The Principal Funding Investment Proceeds
                deposited in the Collection Account to be treated
                as Available Finance Charge Collections ...............                                        $              --
                                                                                                                --------------------

16.  Reserve Account

            a.  The amount on deposit in the Reserve Account
                on the related Payment Date (after taking
                into consideration deposits and withdraws for
                the related Payment Date) .............................                                        $              --
                                                                                                                --------------------

            b.  The Reserve Draw Amount for the related Monthly
                Period deposited into the Collection Account to
                be treated as Available Finance Charge
                Collections ...........................................                                        $              --
                                                                                                                --------------------

            c.  Interest earnings on the Reserve Account
                deposited into the Collection Account to be
                treated as Available Finance Charge Collections .......                                        $              --
                                                                                                                --------------------

17.  Cash Collateral Account

            a.  The Required Cash Collateral Account
                Amount on the related Payment Date ....................                                        $   10,500,000.00
                                                                                                                --------------------

            b.  The Available Cash Collateral Account Amount
                on the related Payment Date ...........................                                        $   10,500,000.00
                                                                                                                --------------------

18.  Investor Charge-Offs

            a.  The aggregate amount of Investor Charge-Offs
                for the related Monthly Period ........................                                        $              --
                                                                                                                --------------------

            b.  The aggregate amount of Investor Charge-Offs reimbursed
                 on the Payment Date ..................................                                        $              --
                                                                                                                --------------------

19.  The Monthly Principal Reallocation Amount
     for the related Monthly Period ...................................                                        $              --
                                                                                                                --------------------


           Advanta Bank Corp.
           as Servicer

           By:       /s/ MARK SHAPIRO
           Name:     Mark Shapiro

           Title:    Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.

                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C

                        PERIOD ENDING SEPTEMBER 30, 2002

The information which is required to be prepared with respect to the Payment Date of October 21, 2002, and with respect to the performance of the Trust during the period of September 1, 2002 through September 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal
             payment to the Class A Noteholder ..............................                                  $               --
                                                                                                               --------------------

       2.  The amount of distribution in respect to principal payment
             to the Class B Noteholder ......................................                                  $               --
                                                                                                               --------------------

       3.  The amount of distribution in respect to principal payment to
             the Class C Noteholder .........................................                                  $               --
                                                                                                               --------------------

       4.  The amount of distribution in respect to principal payment
             to the Class D Noteholder ......................................                                  $               --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the
             Class A Monthly Interest .......................................                                  $            1.78250
                                                                                                               --------------------

       2.  The amount of distribution in respect to the
             Class B Monthly Interest .......................................                                  $            2.17000
                                                                                                               --------------------

       3.  The amount of distribution in respect to the
             Class C Monthly Interest .......................................                                  $            2.81583
                                                                                                               --------------------

       4.  The amount of distribution in respect to the
             Class D Monthly Interest .......................................                                  $            5.01167
                                                                                                               --------------------

III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the
             Class A Noteholder .............................................                                  $            1.78250
                                                                                                               --------------------

       2.  The total amount of distribution in respect to the
             Class B Noteholder .............................................                                  $            2.17000
                                                                                                               --------------------

       3.  The total amount of distribution in respect to the
             Class C Noteholder .............................................                                  $            2.81583
                                                                                                               --------------------

       4.  The total amount of distribution in respect to the
             Class D Noteholder .............................................                                  $            5.01167
                                                                                                               --------------------

IV. Information regarding the performance of the Advanta Business Card Master
Trust

       1.  The aggregate amount of such Collections with respect to
             Principal Receivables for the Monthly Period
             preceding such Payment Date ....................................                                  $     401,945,097.28
                                                                                                               --------------------

       2.  The aggregate amount of such Collections with respect to Finance
             Charge and Administrative Receivables for the Monthly
             Period preceding such Payment Date .............................                                  $      47,896,340.36
                                                                                                               --------------------

       3.  Recoveries for the preceding Monthly Period ......................                                  $       3,471,228.22
                                                                                                               --------------------

       4.  The Defaulted Amount for the preceding Monthly Period ............                                  $      17,432,949.79
                                                                                                               --------------------

       5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is
             the average Receivables for the preceding Monthly Period .......                                                  7.58%
                                                                                                               --------------------

       6.  The total amount of Principal Receivables in the trust at
             the beginning of the preceding Monthly Period ..................                                  $   2,155,058,719.59
                                                                                                               --------------------

       7.  The total amount of Principal Receivables in the trust as of
             the last day of the preceding Monthly Period ...................                                  $   2,164,524,113.19
                                                                                                               --------------------

       8.  The total amount of Finance Charge and Administrative
             Receivables in the Trust at the beginning of the
             preceding Monthly Period .......................................                                  $      49,717,285.04
                                                                                                               --------------------

       9.  The total amount of Finance Charge and Administrative
             Receivables in the Trust as of the last day of the
             preceding Monthly Period .......................................                                  $      50,785,819.24
                                                                                                               --------------------

       10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the
             preceding Monthly Period .......................................                                  $   1,766,818,063.00
                                                                                                               --------------------

       11.  The Transferor Interest as of the last
             day of the preceding Monthly Period ............................                                  $     397,706,050.19
                                                                                                               --------------------

       12.  The Transferor Percentage as of the last day of the
             preceding Monthly Period .......................................                                                 18.37%
                                                                                                               --------------------

       13.  The Required Transferor Percentage ..............................                                                  7.00%
                                                                                                               --------------------

       14.  The monthly principal payment rate for the
             preceding Monthly Period .......................................                                                18.651%
                                                                                                               --------------------

       15.  The balance in the Excess Funding Account as of the
             last day of the preceding  Monthly Period ......................                                  $               --
                                                                                                               --------------------


       16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                Percentage                      Aggregate
                                                                                 of Total                        Account
                                                                               Receivables                       Balance

                    (a) Delinquent between 30 days and 59 days                          1.993%                  $ 44,157,535.69
                    (b) Delinquent between 60 days and 89 days                          1.719%                  $ 38,075,012.71
                    (c) Delinquent between 90 days and 119 days                         1.210%                  $ 26,795,653.07
                    (d) Delinquent between 120 days and 149 days                        0.941%                  $ 20,842,966.62
                    (e) Delinquent between 150 days and 179 days                        0.857%                  $ 18,989,904.90
                    (f) Delinquent 180 days or greater                                  0.000%                       $ 3,225.12
                                                                            -------------------            ---------------------
                    (e) Aggregate                                                       6.720%                 $ 148,864,298.11
                                                                            ===================            =====================


V.  Information regarding Series 2000-C

       1.  The amount of Principal Receivables in the Trust
           represented by the Invested Amount of Series 2000-C as of
           the last day of the related Monthly Period...........................                               $     400,000,000.00
                                                                                                                -------------------

       2.  The amount of Principal Receivables in the Trust
           represented by the Adjusted Invested Amount of Series 2000-C
           on the last day of the related Monthly Period........................                               $     400,000,000.00
                                                                                                                -------------------

                                                                                         NOTE FACTORS

       3.  The amount of Principal Receivables in the Trust
           represented by the Class A Note Principal Balance on
           the last day of the related Monthly Period  ...........                          1.0000             $     320,000,000.00
                                                                                                                -------------------

       4.  The amount of Principal Receivables in the Trust
           represented by the Class B Note Principal Balance on
            the last day of the related Monthly Period  ........................            1.0000             $      38,000,000.00
                                                                                                                -------------------

       5.  The amount of Principal Receivables in the Trust
           represented by the Class C Note Principal Balance on
           the last day of the related Monthly Period  .........................            1.0000             $      28,000,000.00
                                                                                                                -------------------

       6.  The amount of Principal Receivables in the trust
           represented by the Class D Note Principal Balance
           on the last day of the related Monthly Period  ......................            1.0000             $      14,000,000.00
                                                                                                                -------------------

      7.  The Floating Investor Percentage with respect to the period:

          September 1, 2002 through September 25, 2002 ...........................                                       18.5609792%
                                                                                                                -------------------
          September 26, 2002 through September 30, 2002 ..........................                                       18.2946873%
                                                                                                                -------------------

     8.  The Fixed Investor Percentage with respect to the period:

         September 1, 2002 through September 25, 2002 ...........................                                               N/A
                                                                                                                -------------------
         September 26, 2002 through September 30, 2002 ..........................                                               N/A
                                                                                                                -------------------

     9. The amount of Investor Principal Collections
        applicable to Series 2000-C .........................................                                   $     74,397,606.81
                                                                                                                -------------------

  10a.  The amount of Available Finance Charge Collections on deposit in the Collection Account on the related
        Payment Date .....................................................                                      $      6,785,578.19
                                                                                                                -------------------

10b.  The amount of Available Finance Charge Collections
      not on deposit in the Collection Account on the
      related Payment Date pursuant to Section 8.04(a)
      of the Master Indenture ..........................................                                        $      2,091,660.15
                                                                                                                -------------------

11.  The Investor Default Amount for the related Monthly Period ........                                        $      3,200,719.14
                                                                                                                -------------------

12.  The Monthly Servicing Fee for the related Monthly Period ..........                                        $        666,666.67
                                                                                                                -------------------

13.  Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period .................                                                      26.63%
                                                                                                                -------------------

      b. The default rate for the related Monthly Period ...............                                                       9.60%
                                                                                                                -------------------

      c. The Net Portfolio Yield for the related Monthly Period ........                                                      17.03%
                                                                                                                -------------------

      d.  The Base Rate for the related Monthly Period .................                                                       4.41%
                                                                                                                -------------------

      e.  The Excess Spread Percentage for
          the related Monthly Period ...................................                                                      12.62%
                                                                                                                -------------------

      f.  The Quarterly Excess Spread Percentage
          for the related Monthly Period ...............................                                                      12.07%
                                                                                                                -------------------

                         I) Excess Spread Percentage related to Sep-02                                                        12.62%
                                                                                                                -------------------

                         ii) Excess Spread Percentage related to Aug-02                                                       12.28%
                                                                                                                -------------------

                         iii) Excess Spread Percentage related to Jul-02                                                      11.31%
                                                                                                                -------------------

14.  Floating Rate Determinations:

   LIBOR for the Interest Period from September 20
   through and including October 20, 2002 ..............................                                                    1.82000%
                                                                                                                -------------------

15.  Principal Funding Account

      a.   The amount on deposit in the Principal
           Funding Account on the related Payment
           Date (after taking into consideration
           deposits and withdraws for the related
           Payment Date) ...............................................                                        $              --
                                                                                                                -------------------

      b.  The Accumulation Shortfall with respect
          to the related Monthly Period ................................                                        $              --
                                                                                                                -------------------

      c.  The Principal Funding Investment Proceeds
          deposited in the Collection Account to be
          treated as Available Finance Charge Collections ..............                                        $              --
                                                                                                                -------------------

16.  Reserve Account

      a.  The amount on deposit in the Reserve Account
          on the related Payment Date (after
          taking into consideration deposits
          and withdraws for the related Payment Date) ..................                                        $              --
                                                                                                                -------------------

      b.  The Reserve Draw Amount for the related
          Monthly Period deposited into the
          Collection Account to be treated as
          Available Finance Charge Collections .........................                                        $              --
                                                                                                                -------------------

      c.  Interest earnings on the Reserve Account
          deposited into the Collection Account to be
          treated as Available Finance Charge Collections ..............                                        $              --
                                                                                                                -------------------

17.  Cash Collateral Account

      a.  The Required Cash Collateral Account
          Amount on the related Payment Date ...........................                                        $      7,000,000.00
                                                                                                                -------------------

      b.  The Available Cash Collateral Account
          Amount on the related Payment Date ...........................                                        $      7,000,000.00
                                                                                                                -------------------

18.  Investor Charge-Offs

      a.  The aggregate amount of Investor Charge-Offs
          for the related Monthly Period ...............................                                        $              --
                                                                                                                -------------------

      b.  The aggregate amount of Investor
          Charge-Offs reimbursed on the Payment Date ...................                                        $              --
                                                                                                                -------------------

19.  The Monthly Principal Reallocation
     Amount for the related Monthly Period .............................                                        $              --
                                                                                                                -------------------


                   Advanta Bank Corp.
                   as Servicer

                   By:          /s/ MARK SHAPIRO
                   Name:        Mark Shapiro
                   Title:       Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT

                               ADVANTA BANK CORP.

                       ADVANTA BUSINESS CARD MASTER TRUST

                                  SERIES 2001-A

                        PERIOD ENDING SEPTEMBER 30, 2002

The information which is required to be prepared with respect to the Payment Date of October 21, 2002, and with respect to the performance of the Trust during the period of September 1, 2002 through September 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the
          Class A Noteholder......................................................                  $               --
                                                                                                    ------------------
      2.  The amount of distribution in respect to principal payment to the
          Class B Noteholder......................................................                  $               --
                                                                                                    ------------------
      3.  The amount of distribution in respect to principal payment to the
          Class C Noteholder......................................................                  $               --
                                                                                                    ------------------
      4.  The amount of distribution in respect to principal payment to the
          Class D Noteholder......................................................                  $               --
                                                                                                    ------------------
II.  Information regarding the current monthly interest distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest ..                  $          1.82556
                                                                                                    ------------------
      2.  The amount of distribution in respect to the Class B Monthly Interest ..                  $          2.29917
                                                                                                    ------------------
      3.  The amount of distribution in respect to the Class C Monthly Interest ..                  $          2.90194
                                                                                                    ------------------
      4.  The amount of distribution in respect to the Class D Monthly Interest ..                  $          5.87278
                                                                                                    ------------------
III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder ..                  $          1.82556
                                                                                                    ------------------
      2.  The total amount of distribution in respect to the Class B Noteholder ..                  $          2.29917
                                                                                                    ------------------
      3.  The total amount of distribution in respect to the Class C Noteholder ..                  $          2.90194
                                                                                                    ------------------
      4.  The total amount of distribution in respect to the Class D Noteholder ..                  $          5.87278
                                                                                                    ------------------
IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

      1.  The aggregate amount of such Collections with respect to Principal
          Receivables for the Monthly Period preceding such Payment Date .........                  $   401,945,097.28
                                                                                                    ------------------
      2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
          Payment Date............................................................                  $    47,896,340.36
                                                                                                    ------------------
      3.  Recoveries for the preceding Monthly Period ............................                  $     3,471,228.22
                                                                                                    ------------------
      4.  The Defaulted Amount for the preceding Monthly Period ..................                  $    17,432,949.79
                                                                                                    ------------------
      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
          Period, and the denominator is the average Receivables for the preceding
          Monthly Period .........................................................                                7.58%
                                                                                                    ------------------
      6.  The total amount of Principal Receivables in the trust at the beginning
          of the preceding Monthly Period ........................................                  $ 2,155,058,719.59
                                                                                                    ------------------
      7.  The total amount of Principal Receivables in the trust as of the last
          day of the preceding Monthly Period ....................................                  $ 2,164,524,113.19
                                                                                                    ------------------

      8.  The total amount of Finance Charge and Administrative Receivables in the
          Trust at the beginning of the preceding Monthly Period .................                  $    49,717,285.04
                                                                                                    ------------------
      9.  The total amount of Finance Charge and Administrative Receivables in the
          Trust as of the last day of the preceding Monthly Period ...............                  $    50,785,819.24
                                                                                                    ------------------
      10.  The aggregated Adjusted Invested Amounts of all Series of Notes
           outstanding as of the last day of the preceding Monthly Period ........                  $ 1,766,818,063.00
                                                                                                    ------------------
      11.  The Transferor Interest as of the last day of the preceding Monthly
           Period ................................................................                  $   397,706,050.19
                                                                                                    ------------------
      12.  The Transferor Percentage as of the last day of the preceding Monthly
           Period ................................................................                               18.37%
                                                                                                    ------------------
      13.  The Required Transferor Percentage ....................................                                7.00%
                                                                                                    ------------------
      14.  The monthly principal payment rate for the preceding Monthly Period ...                              18.651%
                                                                                                    ------------------
      15.  The balance in the Excess Funding Account as of the last day of the
           preceding Monthly Period ..............................................                  $               --
                                                                                                    ------------------

      16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                 Percentage                      Aggregate
                                                                                  of Total                        Account
                                                                                Receivables                       Balance
              (a) Delinquent between 30 days and 59 days                                 1.993%                  $ 44,157,535.69
              (b) Delinquent between 60 days and 89 days                                 1.719%                  $ 38,075,012.71
              (c) Delinquent between 90 days and 119 days                                1.210%                  $ 26,795,653.07
              (d) Delinquent between 120 days and 149 days                               0.941%                  $ 20,842,966.62
              (e) Delinquent between 150 days and 179 days                               0.857%                  $ 18,989,904.90
              (f) Delinquent 180 days or greater                                         0.000%                       $ 3,225.12
                                                                             -------------------            ---------------------
              (e) Aggregate                                                              6.720%                 $ 148,864,298.11
                                                                             ===================            =====================


V.  Information regarding Series 2001-A

      1.  The amount of Principal Receivables in the Trust  represented by the
          Invested Amount of Series 2001-A as of the last day of the related
          Monthly Period..........................................................                  $   300,000,000.00
                                                                                                    ------------------
      2.  The amount of Principal Receivables in the Trust represented by the
          Adjusted Invested Amount of Series 2001-A on the last day of the related
          Monthly Period..........................................................                  $   300,000,000.00
                                                                                                    ------------------
                                                                                     NOTE FACTORS
      3.  The amount of Principal Receivables in the Trust represented by the
          Class A Note Principal Balance on the last day of the related Monthly
          Period  ................................................................     1.0000       $   240,000,000.00
                                                                                                    ------------------
      4.  The amount of Principal Receivables in the Trust represented by the
          Class B Note Principal Balance on the last day of the related Monthly
          Period  ................................................................     1.0000       $    28,500,000.00
                                                                                                    ------------------
      5.  The amount of Principal Receivables in the Trust represented by the
          Class C Note Principal Balance on the last day of the related Monthly
          Period  ................................................................     1.0000       $    21,000,000.00
                                                                                                    ------------------
      6.  The amount of Principal Receivables in the trust represented by the
          Class D Note Principal Balance on the last day of the related Monthly
          Period  ................................................................     1.0000       $    10,500,000.00
                                                                                                    ------------------
      7.  The Floating Investor Percentage with respect to the period:

      September 1, 2002 through September 25, 2002................................                          13.9207344%
                                                                                                    ------------------
      September 26, 2002 through September 30, 2002...............................                          13.7210155%
                                                                                                    ------------------
      8.  The Fixed Investor Percentage with respect to the period:

      September 1, 2002 through September 25, 2002................................                                 N/A
                                                                                                    ------------------
      September 26, 2002 through September 30, 2002...............................                                 N/A
                                                                                                    ------------------
      9. The amount of Investor Principal Collections applicable to Series 2001-A.                  $    55,798,205.13
                                                                                                    ------------------
      10a.  The amount of Available Finance Charge Collections on deposit in the
            Collection Account on the related Payment Date........................                  $     5,089,183.64
                                                                                                    ------------------
      10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
            Section 8.04(a) of the Master Indenture...............................                  $     1,568,745.12
                                                                                                    ------------------
      11.  The Investor Default Amount for the related Monthly Period.............                  $     2,400,539.36
                                                                                                    ------------------

      12.  The Monthly Servicing Fee for the related Monthly Period...............                  $       500,000.00
                                                                                                    ------------------
      13.  Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period.....................                               26.63%
                                                                                                    ------------------
             b. The default rate for the related Monthly Period...................                                9.60%
                                                                                                    ------------------
             c. The Net Portfolio Yield for the related Monthly Period............                               17.03%
                                                                                                    ------------------
             d.  The Base Rate for the related Monthly Period.....................                                4.51%
                                                                                                    ------------------
             e.  The Excess Spread Percentage for the related Monthly Period......                               12.52%
                                                                                                    ------------------
             f.  The Quarterly Excess Spread Percentage for the related Monthly
                 Period................................................                                          11.97%
                                                                                                    ------------------
                   I) Excess Spread Percentage related to            Sep-02                                      12.52%
                                                                                                    ------------------
                   ii) Excess Spread Percentage related to           Aug-02                                      12.18%
                                                                                                    ------------------
                   iii) Excess Spread Percentage related to          Jul-02                                      11.22%
                                                                                                    ------------------
      14.  Floating Rate Determinations:

         LIBOR for the Interest Period from September 20 through and including
         October 20, 2002.........................................................                             1.82000%
                                                                                                    ------------------
      15.  Principal Funding Account

             a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                 and withdraws for the related Payment Date) .....................                  $               --
                                                                                                    ------------------
             b.  The Accumulation Shortfall with respect to the related Monthly
                 Period...........................................................                  $               --
                                                                                                    ------------------
             c.  The Principal Funding Investment Proceeds deposited in the
                 Collection Account to be treated as Available Finance Charge
                 Collections......................................................                  $               --
                                                                                                    ------------------
      16.  Reserve Account

             a.  The amount on deposit in the Reserve Account on the related
                 Payment Date (after taking into consideration deposits and
                 withdraws for the related Payment Date)..........................                  $               --
                                                                                                    ------------------
             b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
                 Charge Collections...............................................                  $               --
                                                                                                    ------------------
             c.  Interest earnings on the Reserve Account deposited into the
                 Collection Account to be treated as Available Finance Charge
                 Collections......................................................                  $               --
                                                                                                    ------------------
      17.  Cash Collateral Account
             a.  The Required Cash Collateral Account Amount on the related
                 Payment Date.....................................................                  $     5,250,000.00
                                                                                                    ------------------
             b.  The Available Cash Collateral Account Amount on the related
                 Payment Date.....................................................                  $     5,250,000.00
                                                                                                    ------------------
      18.  Investor Charge-Offs
             a.  The aggregate amount of Investor Charge-Offs for the related
                 Monthly Period...................................................                  $               --
                                                                                                    ------------------
             b.  The aggregate amount of Investor Charge-Offs reimbursed on the
                 Payment Date.....................................................                  $               --
                                                                                                    ------------------
      19.  The Monthly Principal Reallocation Amount for the related Monthly
           Period.................................................................                  $               --
                                                                                                    ------------------


                   Advanta Bank Corp.
                   as Servicer

                   By:          /s/ MARK SHAPIRO
                   Name:        Mark Shapiro
                   Title:       Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT

                               ADVANTA BANK CORP.

                       ADVANTA BUSINESS CARD MASTER TRUST

                                  SERIES 2002-A

                        PERIOD ENDING SEPTEMBER 30, 2002

The information which is required to be prepared with respect to the Payment Date of October 21, 2002, and with respect to the performance of the Trust during the period of September 1, 2002 through September 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the
          Class A Noteholder......................................................                  $               --
                                                                                                    ------------------
      2.  The amount of distribution in respect to principal payment to the
          Class B Noteholder..................................................                      $               --
                                                                                                    ------------------
      3.  The amount of distribution in respect to principal payment to the
          Class C Noteholder.................................................                       $               --
                                                                                                    ------------------
      4.  The amount of distribution in respect to principal payment to the
          Class D Noteholder.................................................                       $               --
                                                                                                    ------------------
II.  Information regarding the current monthly interest distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest...                  $          1.73944
                                                                                                    ------------------
      2.  The amount of distribution in respect to the Class B Monthly Interest...                  $          2.17000
                                                                                                    ------------------
      3.  The amount of distribution in respect to the Class C Monthly Interest...                  $          3.07417
                                                                                                    ------------------
      4.  The amount of distribution in respect to the Class D Monthly Interest...                  $          7.16444
                                                                                                    ------------------
III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder...                  $          1.73944
                                                                                                    ------------------
      2.  The total amount of distribution in respect to the Class B Noteholder...                  $          2.17000
                                                                                                    ------------------
      3.  The total amount of distribution in respect to the Class C Noteholder...                  $          3.07417
                                                                                                    ------------------
      4.  The total amount of distribution in respect to the Class D Noteholder...                  $          7.16444
                                                                                                    ------------------
IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

      1.  The aggregate amount of such Collections with respect to Principal
          Receivables for the Monthly Period preceding such Payment Date..........                  $   401,945,097.28
                                                                                                    ------------------
      2.  The aggregate amount of such Collections with respect to Finance
          Charge and Administrative Receivables for the Monthly Period preceding
          such Payment Date.......................................................                  $    47,896,340.36
                                                                                                    ------------------
      3.  Recoveries for the preceding Monthly Period.............................                  $     3,471,228.22
                                                                                                    ------------------
      4.  The Defaulted Amount for the preceding Monthly Period...................                  $    17,432,949.79
                                                                                                    ------------------
      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
          Period, and the denominator is the average Receivables for the
          preceding Monthly Period................................................                                7.58%
                                                                                                    ------------------
      6.  The total amount of Principal Receivables in the trust at the beginning
          of the preceding Monthly Period.........................................                  $ 2,155,058,719.59
                                                                                                    ------------------
      7.  The total amount of Principal Receivables in the trust as of the last
          day of the preceding Monthly Period.....................................                  $ 2,164,524,113.19
                                                                                                    ------------------
      8.  The total amount of Finance Charge and Administrative Receivables in
          the Trust at the beginning of the preceding Monthly Period..............                  $    49,717,285.04
                                                                                                    ------------------

      9.  The total amount of Finance Charge and Administrative Receivables in
          the Trust as of the last day of the preceding Monthly Period............                  $    50,785,819.24
                                                                                                    ------------------
      10.  The aggregated Adjusted Invested Amounts of all Series of Notes
           outstanding as of the last day of the preceding Monthly Period.........                  $ 1,766,818,063.00
                                                                                                    ------------------
      11.  The Transferor Interest as of the last day of the preceding Monthly
           Period.................................................................                  $   397,706,050.19
                                                                                                    ------------------
      12.  The Transferor Percentage as of the last day of the preceding Monthly
           Period.................................................................                               18.37%
                                                                                                    ------------------
      13.  The Required Transferor Percentage.....................................                                7.00%
                                                                                                    ------------------
      14.  The monthly principal payment rate for the preceding Monthly Period....                              18.651%
                                                                                                    ------------------
      15.  The balance in the Excess Funding Account as of the last day of the
           preceding  Monthly Period..............................................                  $               --
                                                                                                    ------------------

      16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                    Percentage                       Aggregate
                                                                                     of Total                         Account
                                                                                    Receivables                       Balance
              (a) Delinquent between 30 days and 59 days                                1.993%                  $ 44,157,535.69
              (b) Delinquent between 60 days and 89 days                                1.719%                  $ 38,075,012.71
              (c) Delinquent between 90 days and 119 days                               1.210%                  $ 26,795,653.07
              (d) Delinquent between 120 days and 149 days                              0.941%                  $ 20,842,966.62
              (e) Delinquent between 150 days and 179 days                              0.857%                  $ 18,989,904.90
              (f) Delinquent 180 days or greater                                        0.000%                       $ 3,225.12
                                                                             ------------------             --------------------
              (e) Aggregate                                                             6.720%                 $ 148,864,298.11
                                                                             ==================             ====================


V.  Information regarding Series 2002-A

      1.  The amount of Principal Receivables in the Trust  represented by the
          Invested Amount of Series 2002-A as of the last day of the related
          Monthly Period..........................................................                  $   300,000,000.00
                                                                                                    ------------------
      2.  The amount of Principal Receivables in the Trust represented by the
          Adjusted Invested Amount of Series 2002-A on the last day of the
          related Monthly Period..................................................                  $   300,000,000.00
                                                                                                    ------------------
                                                                                     NOTE FACTORS
      3.  The amount of Principal Receivables in the Trust represented by the
          Class A Note Principal Balance on the last day of the related Monthly
          Period  ................................................................      1.0000      $   240,000,000.00
                                                                                                    ------------------
      4.  The amount of Principal Receivables in the Trust represented by the
          Class B Note Principal Balance on the last day of the related Monthly
          Period  ................................................................      1.0000      $    27,750,000.00
                                                                                                    ------------------
      5.  The amount of Principal Receivables in the Trust represented by the
          Class C Note Principal Balance on the last day of the related Monthly
          Period  ................................................................      1.0000      $    21,750,000.00
                                                                                                    ------------------
      6.  The amount of Principal Receivables in the trust represented by the
          Class D Note Principal Balance on the last day of the related Monthly
          Period  ................................................................      1.0000      $    10,500,000.00
                                                                                                    ------------------
      7.  The Floating Investor Percentage with respect to the period:

      September 1, 2002 through September 25, 2002................................                          13.9207344%
                                                                                                    ------------------
      September 26, 2002 through September 30, 2002...............................                          13.7210155%
                                                                                                    ------------------
      8.  The Fixed Investor Percentage with respect to the period:

      September 1, 2002 through September 25, 2002................................                                 N/A
                                                                                                    ------------------
      September 26, 2002 through September 30, 2002...............................                                 N/A
                                                                                                    ------------------
      9. The amount of Investor Principal Collections applicable to Series 2002-A.                  $    55,798,205.13
                                                                                                    ------------------
      10a. The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related Payment Date to be treated as
           Servicer Interchange...................................................                  $        62,500.00
                                                                                                    ------------------
      10b.  The amount of Available Finance Charge Collections on deposit in the
            Collection Account on the related Payment Date........................                  $     5,089,183.64
                                                                                                    ------------------
      10c.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
            Section 8.04(a) of the Master Indenture...............................                  $     1,506,245.12
                                                                                                    ------------------
      11.  The Investor Default Amount for the related Monthly Period.............                  $     2,400,539.36
                                                                                                    ------------------
      12.  The Monthly Servicing Fee for the related Monthly Period...............                  $       500,000.00
                                                                                                    ------------------

      13.  Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period.....................                               26.63%
                                                                                                    ------------------
             b. The default rate for the related Monthly Period...................                                9.60%
                                                                                                    ------------------
             c. The Net Portfolio Yield for the related Monthly Period............                               17.03%
                                                                                                    ------------------
             d.  The Base Rate for the related Monthly Period.....................                                4.48%
                                                                                                    ------------------
             e.  The Excess Spread Percentage for the related Monthly Period......                               12.55%
                                                                                                    ------------------
             f.  The Quarterly Excess Spread Percentage for the related Monthly
                 Period...........................................................                               12.40%
                                                                                                    ------------------
                   i) Excess Spread Percentage related to         Sep-02                                         12.55%
                                                                                                    ------------------
                   ii) Excess Spread Percentage related to        Aug-02                                         12.24%
                                                                                                    ------------------
                   iii) Excess Spread Percentage related to       Jul-02                                           N/A
                                                                                                    ------------------
      14.  Floating Rate Determinations:

         LIBOR for the Interest Period from September 20 through and including
         October 20, 2002.........................................................                             1.82000%
                                                                                                    ------------------
      15.  Principal Funding Account

             a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                 and withdraws for the related Payment Date)......................                  $               --
                                                                                                    ------------------
             b.  The Accumulation Shortfall with respect to the related Monthly
                 Period...........................................................                  $               --
                                                                                                    ------------------
             c.  The Principal Funding Investment Proceeds deposited in the
                 Collection Account to be treated as Available Finance Charge
                 Collections......................................................                  $               --
                                                                                                    ------------------
      16.  Reserve Account

             a.  The amount on deposit in the Reserve Account on the related
                 Payment Date (after taking into consideration deposits and
                 withdraws for the related Payment Date)..........................                  $               --
                                                                                                    ------------------
             b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
                 Charge Collections...............................................                  $               --
                                                                                                    ------------------
             c.  Interest earnings on the Reserve Account deposited into the
                 Collection Account to be treated as Available Finance Charge
                 Collections......................................................                  $               --
                                                                                                    ------------------
      17.  Cash Collateral Account

             a.  The Required Cash Collateral Account Amount on the related
                 Payment Date.....................................................                  $     6,000,000.00
                                                                                                    ------------------
             b.  The Available Cash Collateral Account Amount on the related
                 Payment Date.....................................................                  $     6,000,000.00
                                                                                                    ------------------
      18.  Investor Charge-Offs

             a.  The aggregate amount of Investor Charge-Offs for the related
                 Monthly Period...................................................                  $               --
                                                                                                    ------------------
             b.  The aggregate amount of Investor Charge-Offs reimbursed on the
                 Payment Date.....................................................                  $               --
                                                                                                    ------------------
      19.  The Monthly Principal Reallocation Amount for the related Monthly
           Period.................................................................                  $               --
                                                                                                    ------------------


                   Advanta Bank Corp.
                   as Servicer

                   By:         /s/ MARK SHAPIRO
                   Name:       Mark Shapiro
                   Title:      Assistant Vice President - Structured Finance